                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
                SIX-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
           Q&A WITH YOUR PORTFOLIO MANAGER       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      20
                DIVIDEND REINVESTMENT PLAN      23
    TRUST OFFICERS AND IMPORTANT ADDRESSES      25

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               1.7
Mar 99                                                                      4.75                               1.8
                                                                            4.75                               2.3
                                                                            4.75                               2.1
Jun 99                                                                         5                                 2
                                                                               5                               2.1
                                                                            5.25                               2.3
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

-----------------------------------------------------------------------
AMEX Ticker Symbol                                              VKC
-----------------------------------------------------------------------
Six-month total return based on market price(1)               3.49%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                       11.60%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)     5.05%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         8.71%
-----------------------------------------------------------------------
Net asset value                                              $10.20
-----------------------------------------------------------------------
Closing common stock price                                  $8.4375
-----------------------------------------------------------------------
Six-month high common stock price (8/16/00)                 $9.2500
-----------------------------------------------------------------------
Six-month low common stock price (10/17/00)                 $7.8125
-----------------------------------------------------------------------
Preferred share rate(5)                                       4.60%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of December 31, 2000
- AAA/Aaa............  75.9%   [PIE CHART]
- AA/Aa..............  16.6%
- A/A................   5.2%
- BBB/Baa............   2.3%
As of June 30, 2000
- AAA/Aaa............  74.4%   [PIE CHART]
- AA/Aa..............  16.6%
- A/A................   5.3%
- BBB/Baa............   3.7%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending December 31, 2000, for common shares)
[BAR GRAPH]


                                                                         Dividends                        Capital Gains
                                                                         ---------                        -------------
7/00                                                                        0.0410                               0.0000
8/00                                                                        0.0410                               0.0000
9/00                                                                        0.0380                               0.0000
10/00                                                                       0.0380                               0.0000
11/00                                                                       0.0380                               0.0000
12/00                                                                       0.0355                               0.0013

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       December 31, 2000                    June 30, 2000
                                                                       -----------------                    -------------
Tax District                                                                       16.20                            16.20
Public Education                                                                   15.20                            13.00
Water & Sewer                                                                      14.70                            16.50
General Purpose                                                                    10.70                            10.50
Single-Family Housing                                                              10.60                            11.60

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--December 1990 through December 2000)

[INVESTMENT PERFORMANCE GRAPH]


                                                                      Net Asset Value                      Market Price
                                                                      ---------------                      ------------
12/90                                                                          9.4400                            9.5000
                                                                               9.4300                            9.5000
                                                                               9.4100                            9.7500
                                                                               9.8800                            9.8750
12/91                                                                          9.9700                            9.7500
                                                                               9.8200                            9.8750
                                                                              10.1500                            9.8750
                                                                              10.3300                           10.2500
12/92                                                                         10.3000                           10.2500
                                                                              10.7100                           10.5000
                                                                              10.9600                           10.8750
                                                                              11.5300                           11.1250
12/93                                                                         11.4100                           11.6250
                                                                              10.4300                           10.7500
                                                                              10.3000                           10.6250
                                                                              10.2100                           10.5000
12/94                                                                          9.7000                            9.6250
                                                                              10.3400                           10.2500
                                                                              10.4000                           10.7500
                                                                              10.4200                           11.1250
12/95                                                                         10.8700                           11.3750
                                                                              10.3800                           11.3750
                                                                              10.2800                           10.8750
                                                                              10.4600                           11.6250
12/96                                                                         10.4600                           11.8750
                                                                              10.1900                           11.6250
                                                                              10.4500                           12.1875
                                                                              10.6700                           12.8750
12/97                                                                         10.6900                           12.3125
                                                                              10.6800                           11.8750
                                                                              10.6700                           12.1250
                                                                              10.9900                           11.6875
12/98                                                                         10.5000                           11.5000
                                                                              10.4200                           10.8750
                                                                               9.9300                            9.8750
                                                                               9.4800                            9.0625
12/99                                                                          8.8900                            7.5625
                                                                               9.3200                            8.1250
                                                                               9.3600                            8.3750
                                                                              12.3600                            8.6875
12/00                                                                         10.2000                            8.4375

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN CALIFORNIA MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2000. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-
    INCOME MARKETS, AND HOW DID
    THE TRUST PERFORM DURING THE
    REPORTING PERIOD?

A   In the months prior to this reporting period, the strength of the economy--
and the accompanying Federal Reserve activity--had caused interest rates to rise across the board, but by late spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-raising policy.

    The second half of the year brought signs that the growth rate of the economy was moderating. Seeing this, investors concluded that the Fed would have no need to continue raising interest rates, as inflation fears eased. Subsequently, short-term interest rates started to level off and then drifted somewhat lower. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had declined from the levels we had seen at the start of 2000.

    Though still wary of potential inflation, the Fed reacted to indications of slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged throughout the second half of the year.

    During the final quarter of the year, however, economic growth had slowed so significantly that concerns turned from rising rates and high inflation to the slowing of the economy. After their December committee meeting, the Fed announced that reining in inflation was no longer their primary concern; instead, they would focus on sustaining healthy economic growth and would contemplate lowering interest rates. The fixed-income markets reacted favorably to this news, ending the reporting period with a solid rally. Municipal bonds, in fact, turned in their best performance since 1995.

    At the state level, California's economic growth continued to outpace that of the nation in terms of employment and income growth.

Personal income growth is expected to have increased 6.7 percent in 2000.

    Supply in the California municipal market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing. In the state budget, for example, revenues for 2000 were running nearly $900 million over projections.

    The trust continued to provide shareholders with an attractive dividend, even though the dividend was decreased slightly during the reporting period. Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the trust's earnings. However, the relatively high long-term rates that prevailed for part of 2000 allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed. The trust's monthly dividend of 0.0355 per share translates to a distribution rate of 5.05 percent based on the trust's closing market price on December 31, 2000. Because income from the trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 8.71 percent for an investor in the 42 percent combined federal and state income tax bracket.

    For the six months through December 31, 2000, the trust produced a total return of 3.49 percent based on market price. This reflects an increase in market price from $8.3750 per share on June 30, 2000, to $8.4375 per share on December 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU
    ENCOUNTERED IN MANAGING
    THE TRUST?

A   Because demand for municipal bonds has held up, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of securities required us to be very careful in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    Much of our attention has been turned toward maintaining the high level of quality in the trust's portfolio. As of December 31, 2000, more than 90 percent of the trust's long-term investments were invested in securities rated AA or higher, reflecting a significant commitment to the high-quality portion of the market.

    In general, our bias toward high-quality securities was a boost to portfolio performance. Typically, when the market rallied during the reporting period, the rallies were strongest at the high end of the quality spectrum. As a result, these securities saw solid price gains while the valuations of nonrated and lower-rated securities remained fairly flat or declined.

    We reduced the trust's allocation to the retail gas and electric sector by roughly 2 percent during the period, as we anticipated that the effects of deregulation would continue to be felt in the California market in the months ahead.

    In general, the portfolio remained well diversified by industry sector and issuer, retaining a similar overall composition throughout the reporting period.

Q   THE TRUST'S DIVIDEND WAS
    REDUCED DURING THE REPORTING
    PERIOD. CAN YOU EXPLAIN WHY?

A   A combination of factors made it necessary to cut the trust's dividend during the period. First, as a leveraged portfolio, the trust must pay interest on money it had borrowed at short-term rates, which had then been invested in longer-term securities. As short-term rates rose more significantly than longer-term rates, the cost of this leverage increased during the reporting period and reduced the trust's income stream.

    Second, as we took advantage of higher rates in long-maturity bonds, we tended to sell older, higher-yielding bonds that had strengthened the trust's income stream but were susceptible to being called out of the portfolio in the near future. Essentially, we exchanged their near-term contribution to the trust's income for an improvement in the portfolio's long-term income potential.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL
    MARKET?

A   The outlook for the municipal bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. We expect the Fed to ease short-term interest rates, as inflation appears to be under control at this time. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) In the first quarter of 2001, the Fed will focus its attention on economic growth statistics, watching for signs that the economy is slowing too rapidly.

    Because the direction of interest rates will be determined by the Fed's reaction to prevailing economic conditions, we feel it would be imprudent to make a bet on the direction and magnitude of changes in interest rates, which will influence how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration (a measure of a trust's sensitivity to interest-rate changes) in the near term.

    We believe the demand for municipal securities should remain healthy. This bodes well for the trust, although it will be competing for investor assets with a range of investment options, such as individual bonds, mutual funds, and managed accounts. Also, the stock market may attract assets away from bonds, depending on its return prospects and price volatility.

    Bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance. In September, California's general obligation ratings were upgraded to Aa2 by Moody's Investors Service and to AA by Standard & Poor's Ratings Group. The credit outlook for state and local government bonds remains positive due to improved fiscal positions, increases in reserves, and a broad-based expansion in a state economy that is well diversified, both by region and by industry sector. While the state would surely be affected by a nationwide economic slowdown, its broadly diversified economy would help cushion the impact.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

LEVERAGE: An investment strategy that involves using borrowed money to finance an investment. Leveraging involves certain risks, including the potential for increased volatility.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  97.9%
          CALIFORNIA  95.9%
$1,000    Abag Fin Auth Nonprft Corp CA Ctfs Partn
          Childrens Hosp Med Cent......................  5.875%   12/01/19   $ 1,082,650
 1,000    Abag Fin Auth for Nonprft Corps CA Insd Rev
          Ctfs Lincoln Glen Manor Sr Citizens..........  6.100    02/15/25     1,089,580
 1,000    Abag Fin Auth for Nonprft Corps CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg.......  6.400    08/15/30     1,040,850
 1,205    Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA
          Insd)........................................  4.750    06/01/20     1,168,814
 1,400    Alhambra, CA City Elem Sch Dist Ser A (FSA
          Insd)........................................  5.600    09/01/24     1,476,342
   790    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Agy Pool Rev Ser A (FSA Insd)................  6.000    12/15/15       855,839
 3,000    California Edl Fac Auth Rev Cap Apprec Loyola
          Marymount Univ (MBIA Insd)...................   *       10/01/29       524,520
 1,000    California Edl Fac Auth Rev Student Ln Pgm
          Ser A (MBIA Insd)............................  6.000    03/01/16     1,075,790
 1,000    California Hlth Fac Fin Auth Rev Cedars Sinai
          Med Cent Ser A...............................  6.125    12/01/19     1,062,580
   995    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd).................................  6.100    08/01/29     1,045,098
 1,700    California Hsg Fin Agy Rev Home Mtg Ser N....  6.375    02/01/27     1,803,071
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg
          III Ser A (MBIA Insd)........................  5.850    08/01/17     1,044,840
 1,000    California Infrastructure & Econ Dev Bk Rev
          (MBIA Insd)..................................  5.500    06/01/15     1,076,650
 2,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd).........  6.000    07/01/27     2,053,240
   625    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA Collateralized)...  7.800    02/01/28       712,494
 2,000    California St................................  5.000    10/01/23     1,993,120
   940    California St................................  4.750    12/01/28       886,458
 1,000    California St Veterans Ser BH (FSA Insd).....  5.400    12/01/15     1,039,040
 1,000    California St Veterans Ser BH (FSA Insd).....  5.400    12/01/16     1,031,730

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Castaic Lake Wtr Agy CA Rev Ctfs Partn Wtr
          Sys Impt Proj (AMBAC Insd)...................  5.125%   08/01/30   $ 1,002,210
 1,280    El Cerrito, CA Redev Agy Tax Alloc (MBIA
          Insd)........................................  5.250    07/01/15     1,343,104
 1,000    Emeryville, CA Pub Fin Auth Shellmound Pk
          Redev & Hsg Proj B (MBIA Insd)...............  5.000    09/01/19     1,003,770
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)............................  5.250    12/01/19     1,022,470
 1,000    Fontana, CA Redev Agy Tax Southeast Indl Pk
          Proj Rfdg (MBIA Insd)........................  5.000    09/01/22       999,270
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg..............................   *       01/15/30       170,950
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (a)............ 0/7.050   01/01/10       932,080
   800    Kern, CA Cmnty College Sch Facs Impt Dist
          Mammoth Campus Ser A (AMBAC Insd)............  5.000    08/01/19       804,872
   916    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
          RR Lease Ltd (FSA Insd)......................  7.375    12/15/06       944,167
 1,000    Los Angeles, CA Uni Sch Dist Ser D (FGIC
          Insd)........................................  5.625    07/01/15     1,084,220
 3,000    Metropolitan Wtr Dist Southn CA Wtrwks Rev
          Ser A Rfdg...................................  4.750    07/01/22     2,874,030
 1,800    Mountain View Los Altos CA Un High Sch Dist
          Ctfs Partn (MBIA Insd).......................  5.625    08/01/16     1,826,640
 1,000    Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj Ser
          A (MBIA Insd)................................  5.500    05/01/19     1,095,590
 2,000    Redding, CA Jnt Pwrs Fing Auth Elec Sys Rev
          Ser A (MBIA Insd)............................  5.500    06/01/11     2,152,220
 1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd).......................  4.750    08/01/21       963,930
 1,000    San Bernardino Cnty, CA Ctfs Partn Med Cent
          Fin Proj (MBIA Insd).........................  5.000    08/01/28       985,960
 1,000    San Diego, CA Hsg Auth Multi-Family Hsg Rev
          (GNMA Collateralized)........................  5.000    07/20/18       961,530
 1,000    San Dimas, CA Redev Agy Tax Alloc Creative
          Growth Ser A (FSA Insd)......................  5.000    09/01/16     1,021,090
 1,000    San Jose Evergreen, CA Cmnty College Dist Cap
          Apprec Ser C (AMBAC Insd)....................   *       09/01/10       651,160
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd).....  5.600    08/01/23     1,100,020
 1,450    Santa Barbara, CA Ctfs Partn Wtr Sys Impt
          Proj & Rfdg (AMBAC Insd).....................  6.700    04/01/27     1,521,934

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,305    South Orange Cnty, CA Pub Fin Auth Reassmt
          Rev (FSA Insd)...............................  5.800%   09/02/18   $ 1,407,573
   600    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs..................................  5.500    07/01/20       600,210
 1,000    Ukiah, CA Uni Sch Dist (FGIC Insd)...........   *       08/01/17       430,540
 2,000    Westminster, CA Redev Agy Tax Alloc Rev Coml
          Redev Proj No 1 Ser A Rfdg (Prerefunded @
          08/01/01)....................................  7.300    08/01/21     2,082,000
                                                                             -----------
                                                                              51,044,246
                                                                             -----------

          U. S. VIRGIN ISLANDS  2.0%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Note Ser A (ACA Insd)...............  6.125    10/01/29     1,062,240
                                                                             -----------

TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $48,468,872)......................................................    52,106,486

SHORT-TERM INVESTMENTS  0.7%..............................................       350,000
                                                                             -----------

TOTAL INVESTMENTS  98.6%
  (Cost $48,818,872)......................................................    52,456,486

OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%...............................       769,295
                                                                             -----------

NET ASSETS  100.0%........................................................   $53,225,781
                                                                             ===========

 * Zero coupon bond

(a) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $48,818,872)........................  $52,456,486
Cash........................................................      147,352
Interest Receivables........................................      839,866
Other.......................................................        2,952
                                                              -----------
    Total Assets............................................   53,446,656
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions--Preferred Shares....................       47,891
  Investment Advisory Fee...................................       26,849
  Affiliates................................................        3,341
Trustees' Deferred Compensation and Retirement Plans........      109,780
Accrued Expenses............................................       33,014
                                                              -----------
    Total Liabilities.......................................      220,875
                                                              -----------
NET ASSETS..................................................  $53,225,781
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 shares are issued and outstanding with a
  liquidation preference of $50,000 per share)..............  $20,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,257,560 shares issued and
  outstanding)..............................................       32,576
Paid in Surplus.............................................   29,564,418
Net Unrealized Appreciation.................................    3,637,614
Accumulated Undistributed Net Investment Income.............       81,464
Accumulated Net Realized Loss...............................      (90,291)
                                                              -----------
    Net Assets Applicable to Common Shares..................   33,225,781
                                                              -----------
NET ASSETS..................................................  $53,225,781
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($33,225,781 divided by
  3,257,560 shares outstanding).............................  $     10.20
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,472,450
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     156,125
Preferred Share Maintenance.................................      32,360
Audit.......................................................      12,699
Trustees' Fees and Related Expenses.........................       9,147
Custody.....................................................       5,026
Legal.......................................................       4,437
Other.......................................................      33,708
                                                              ----------
    Total Expenses..........................................     253,502
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,218,948
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (93,737)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     843,098
  End of the Period.........................................   3,637,614
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,794,516
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,700,779
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,919,727
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months ended December 31, 2000 and the Year Ended June 30, 2000 (Unaudited)

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     DECEMBER 31, 2000    JUNE 30, 2000
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................    $ 1,218,948        $ 2,480,469
Net Realized Gain/Loss..............................        (93,737)             7,680
Net Unrealized Appreciation/Depreciation During the
  Period............................................      2,794,516         (1,444,230)
                                                        -----------        -----------
Change in Net Assets from Operations................      3,919,727          1,043,919
                                                        -----------        -----------

Distributions from Net Investment Income:
  Common Shares.....................................       (753,985)        (1,711,816)
  Preferred Shares..................................       (422,214)          (729,737)
                                                        -----------        -----------
                                                         (1,176,199)        (2,441,553)
Distributions from Net Realized Gain--Common
  Shares............................................         (4,235)          (465,396)
                                                        -----------        -----------
Total Distributions.................................     (1,180,434)        (2,906,949)
                                                        -----------        -----------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............................      2,739,293         (1,863,030)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment......................................            -0-             12,488
                                                        -----------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS...............      2,739,293         (1,850,542)
NET ASSETS:
Beginning of the Period.............................     50,486,488         52,337,030
                                                        -----------        -----------
End of the Period (Including accumulated
  undistributed net investment income of $81,464 and
  $38,715, respectively)............................    $53,225,781        $50,486,488
                                                        ===========        ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         SIX MONTHS
                                           ENDED
                                        DECEMBER 31,   -------------------------------------
                                            2000        2000     1999      1998       1997
                                        ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................    $  9.36      $ 9.93   $ 10.67   $ 10.45   $  10.28
                                          -------      ------   -------   -------   --------
  Net Investment Income...............        .37         .76       .78       .85        .89
  Net Realized and Unrealized
    Gain/Loss.........................        .83        (.44)     (.37)      .53        .39
                                          -------      ------   -------   -------   --------
Total from Investment Operations......       1.20         .32       .41      1.38       1.28
                                          -------      ------   -------   -------   --------
Less:
  Distributions from and in Excess of
    Net Investment Income:
    Paid to Common Shareholders.......        .23         .53       .62       .72        .75
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................        .13         .22       .20       .22        .21
  Distributions from Net Realized Gain
    Paid to Common Shareholders.......        -0-         .14       .33       .22        .15
                                          -------      ------   -------   -------   --------
Total Distributions...................        .36         .89      1.15      1.16       1.11
                                          -------      ------   -------   -------   --------
NET ASSET VALUE, END OF THE PERIOD....    $ 10.20      $ 9.36   $  9.93   $ 10.67   $  10.45
                                          =======      ======   =======   =======   ========

Market Price Per Share at End of the
  Period..............................    $8.4375      $8.375   $ 9.875   $12.125   $12.1875
Total Investment Return at Market
  Price (a)...........................      3.49%*     -8.14%   -11.17%     7.77%     21.40%
Total Return at Net Asset Value (b)...     11.60%*      1.37%     1.74%    11.40%     10.76%
Net Assets at End of the Period (In
  millions)...........................    $  53.2      $ 50.5   $  52.3   $  54.5   $   53.6
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**............................      1.60%       1.47%     1.67%     1.57%      1.58%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (c)...................      5.04%       5.82%     5.49%     5.91%      6.51%
Portfolio Turnover....................         6%*        60%       33%       53%        30%
 * Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred
   Shares.............................       .98%        .88%     1.05%      .99%       .99%

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.


YEAR ENDED JUNE 30
---------------------------------------------------
      1996      1995      1994      1993      1992
---------------------------------------------------
     $ 10.40   $ 10.30   $ 10.96   $ 10.15   $ 9.41
     -------   -------   -------   -------   ------
         .91       .95       .96       .97      .95
         .00       .11      (.74)      .78      .72
     -------   -------   -------   -------   ------
         .91      1.06       .22      1.75     1.67
     -------   -------   -------   -------   ------
         .75       .72       .71       .66      .65
         .23       .24       .16       .17      .25
         .05       .01       .01       .11      .03
     -------   -------   -------   -------   ------
        1.03       .97       .88       .94      .93
     -------   -------   -------   -------   ------
     $ 10.28   $ 10.40   $ 10.30   $ 10.96   $10.15
     =======   =======   =======   =======   ======

     $10.875   $10.750   $10.625   $10.875   $9.875
       9.02%     8.67%     4.32%    18.49%    8.44%
       6.62%     8.47%      .35%    16.19%   15.54%
     $  52.9   $  53.0   $  52.6   $  54.5   $ 51.9
       1.65%     1.65%     1.53%     1.57%    2.07%
       6.57%     7.02%     7.28%     7.62%    7.74%
         19%       16%       11%       18%      41%
       1.03%     1.02%      .97%      .98%    1.26%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2000, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

    In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Trust has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 2000, cost of long- and short-term investments for federal income tax purposes is $48,818,872; the aggregate gross unrealized appreciation is $3,676,084 and the aggregate gross unrealized depreciation is $38,470, resulting in net unrealized appreciation on long- and short-term investments of $3,637,614.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the six months ended December 31, 2000, the Trust recognized expenses of approximately $400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Advisor provides accounting and legal services to the Trust. The Advisor allocates the cost of such services to each Trust. For the six months ended December 31,

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

2000, the Trust recognized expenses of approximately $10,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000 and June 30, 2000, paid in surplus related to common shares aggregated $29,564,418.

    Transactions in common shares were as follows:

                                                      SIX MONTHS ENDED     YEAR ENDED
                                                      DECEMBER 31, 2000   JUNE 30, 2000
Beginning Shares....................................      3,257,560         3,256,257
Shares Issued Through Dividend Reinvestment.........            -0-             1,303
                                                          ---------         ---------
Ending Shares.......................................      3,257,560         3,257,560
                                                          =========         =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,033,934 and $3,138,363, respectively.

5. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on December 31, 2000, was 4.60%, and for the six months then ended rates ranged from 3.59% to 4.60%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemptions if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

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

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2001. All rights reserved.

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